Exhibit 99.1

Celsius Holdings Announces $300 Million Share Repurchase Authorization

BOCA RATON, Fla., Nov. 10, 2025 — Celsius Holdings, Inc. (Nasdaq: CELH) (“Celsius Holdings” or “the company”) today announced that its Board of Directors has authorized a new share repurchase program under which the company may repurchase up to $300 million of its outstanding common stock.

The new authorization underscores Celsius Holdings’ strong balance sheet and cash generation, enabling the company to opportunistically repurchase shares while continuing to invest in growth initiatives across its functional beverages portfolio.

“This authorization gives us the flexibility to act when we see a disconnect between Celsius’ market valuation and the underlying strength of our business fundamentals,” said John Fieldly, Celsius Holdings Chairman and CEO. “We have a strong balance sheet and robust cash generation, which allow us to opportunistically repurchase shares when we believe they are undervalued – such as at times like these – while maintaining ample capacity to invest in our growth and reduce debt.”

Under the program, share repurchases may be made at the company’s discretion from time to time in open market transactions, privately negotiated transactions, or other means, including through Rule 10b5-1 trading plans. The timing and number of shares repurchased under the new program will depend on a variety of factors, including, without limitation, stock price, trading volume, and general business and market conditions. The repurchase program does not obligate the company to purchase any shares, has no expiration date and may be modified, suspended or terminated at any time.

Forward-Looking Statements

This press release contains statements by Celsius Holdings, Inc. (“Celsius Holdings”, “we”, “us”, “our” or the “Company”) that are not historical facts and are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may address, among other things, our prospects, plans, business strategy and expected financial and operational results. You can identify these statements by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “would”, ”could”, ”project”, ”plan”, “potential”, ”designed”, “seek”, “target”, variations of these terms, the negatives of such terms and similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate in these circumstances. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. You should not rely on forward-looking statements because our actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: changes to our commercial agreements with PepsiCo, Inc.; management’s plans and objectives for international expansion and global operations; general economic and business conditions; our business strategy for expanding our presence in our industry; our expectations of revenue; operating costs and profitability; our expectations regarding our strategy and investments; our ability to successfully integrate business that we may acquire, including Alani Nutrition LLC (“Alani Nu”) and Rockstar Energy; our ability to achieve the benefits that we expect to realize as a result of our acquisitions, including Alani Nu and Rockstar Energy; the potential negative impact on our financial condition and results of operations if we fail to achieve the benefits that we expect to realize as a result of our business acquisitions, including Alani Nu and Rockstar Energy; liabilities of the businesses that we acquire that are not known to us; our expectations regarding our business, including market opportunity, consumer demand and our competitive advantage; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; the Company’s ability to comply with the rules and regulations of the Securities and Exchange Commission (the “SEC”); and those other risks and uncertainties discussed in the reports we have filed with the SEC, such as our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date the statements were made. We do not undertake any obligation to update forward-looking information, except to the extent required by applicable law.

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About Celsius Holdings, Inc.

Celsius Holdings, Inc. (Nasdaq: CELH) is a functional beverage company and the owner of energy drink brand CELSIUS®, hydration brand CELSIUS HYDRATIONTM, health and wellness brand Alani Nu® and Rockstar Energy®. Born in fitness and pioneering the rapidly growing, better-for-you, functional beverage category, the company creates and markets leading functional beverage products. For more information, please visit www.celsiusholdingsinc.com.

Investor Relations Contact:

investorrelations@celsius.com